Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's Registration Statement File Number 333-42000 on Form S-8.


                                     /s/ Luboshitz Kasierer
                               ------------------------------------
                                         Luboshitz Kasierer
                                         Arthur Andersen

Tel Aviv, Israel
March 25, 2002